U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2004

                            PROVO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      001-15673                                              13-3950283
 ---------------------                         ---------------------------------
 (Commission File No.)                         (IRS Employer Identification No.)

                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553
     (Address and telephone number of principal executive offices and place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 26, 2004, the Registrant was notified by its Independent Auditor, Hernandez Marron y Cia S. C., of Mexico City, Mexico, that it had resigned as the Independent Auditor of the Registrant.

During its tenure, Hernandez Marron y Cia S. C. issued a report on Registrant's financial statements for the year ending December 31, 2003. This report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to any uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2003, and during the period commencing January 1, 2004 and ending September 26, 2004, there was no disagreement between Registrant and Hernandez Marron y Cia S. C. on any matter of accounting principles or practices, financial statement disclosure or audit scope and procedure, which disagreement(s), if not resolved to the satisfaction of Hernandez Marron y Cia S. C., would have caused them to make reference to the subject matter of the disagreement in connection with its report.

Hernandez Marron y Cia S. C. has advised the Registrant that they had not completed their review pursuant to the Statement on Auditing Standards (SAS) No. 100 before the Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004. The Registrant filed its Form 10-QSB for the quarter ended June 30, 2004 on August 16, 2004. The Registrant plans to file an amended Form 10-QSB to include in the footnotes an explanatory note on the non completion of SAS No. 100 review by Hernandez Marron y Cia S. C.

Registrant and its audit committee intend to replace Hernandez Marron y Cia S.
C. with a U.S. based firm, and have commenced interviews of firms for such purpose.

The disclosure contained herein was submitted to Hernandez Marron y Cia S. C. for its review and for them to have an opportunity to comment on the disclosure. The Company received a letter from Hernandez Marron y Cia S. C. addressed to the Securities and Exchange Commission. A copy of that letter is attached hereto as
Exhibit 16.

Item 9.01 (c)     Exhibits

16 Letter from Hernandez Marron y Cia S. C. to the Securities and Exchange Commission, dated October 18, 2004.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004

                                             Provo International, Inc.

                                             By: /s/ Stephen J. Cole-Hatchard
                                                 -----------------------------
                                             Stephen J. Cole-Hatchard, CEO

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